Fees Summary	Mar. 03, 2025 USD ($)
Fees Summary [Line Items]
Previously Paid Amount	$ 0
Total Fee Amount	552,122.73
Total Transaction Valuation	3,606,288,260.4
Total Offset Amount	0
Net Fee	$ 552,122.73